Exhibit 10.20

Certain identified information has been excluded from the exhibit pursuant to Item 601(a)(6) of Regulation S-K due to personal privacy concerns or pursuant to Item 601(b)(10)(iv) because it is both not material and is the type of information that the registrant treats as private or confidential. Redacted information is indicated by: [***]

Use this form for U.S. Persons only (date: April 13, 2018)

PROMIS NEUROSCIENCES INC.
SUBSCRIPTION AGREEMENT
FOR

U.S. PERSONS

HAVE YOU COMPLETED THIS SUBSCRIPTION AGREEMENT PROPERLY? The following items in this Subscription Agreement must be completed. (Please initial each box.)

Provide information and answers in the boxes on pages 1, 2 and 3.

Sign the execution page on page 1 of this Subscription Agreement.

Complete Schedule “1”, Accredited Investor Certificate and sign

Delivery of Subscription forms may be made by

email to:                   [***]

courier/mail to:      [***]

Delivery of certified cheque, money order or bank draft may be made by courier/mail to:

ProMIS Neurosciences Inc. Attention: CFO
1920 Yonge Street, Suite 200, Toronto, ON M4S 3E2

Alternatively, delivery of funds may also be made via electronic wire transfer in accordance with the wire transfer instructions set forth below:

To wire US $ funds:

Beneficiary Bank: [***]

Bank Address: [***]

Account # [***]

Bank #:[***]

SWIFT Code: [***]

Currency: [***]

Beneficiary: PROMIS NEUROSCIENCES INC.

Beneficiary address: 1920 Yonge Street, Suite 200, Toronto, ON M4S 3E2

Intermediary/Correspondent Bank: [***]

SWIFT Code: [***]

ABA #: [***]

If you wish to wire funds in currency other than US$, please contact the Corporation by email: [***]

______________________________________________________________________________

SUBSCRIPTION FOR UNITS

TO:	ProMIS Neurosciences Inc. (the “Corporation”)

The undersigned (the “Subscriber”, including, if applicable, each Disclosed Principal (as hereinafter defined) for whom the undersigned is acting hereunder) hereby irrevocably subscribes for and agrees to purchase the number of units of the Corporation (the “Units”) set forth below for the aggregate subscription amount set forth below (the “Aggregate Subscription Amount”), representing a subscription price of US$0.30 per Unit, on the terms and conditions set forth in “Terms and Conditions of Subscription for Units of ProMIS Neurosciences Inc.” attached hereto (together with the face pages and the attached Schedules, the “Subscription Agreement”). Each Unit consists of one common share of the Corporation (a “Common Share”) and one-half of a transferable share purchase warrant (a “Warrant”).

Each whole Warrant entitles the holder to purchase one Common Share (a “Warrant Share”) at any time for a five year period, subject to acceleration (as noted below), at a price of CDN$0.48 per Warrant Share. At any time after the expiry of the four month hold period applicable to the Warrants, the Corporation may accelerate the expiry of the Warrants if the twenty-day volume-weighted average trading price of the Common Shares on the TSX, and/or such other exchange on which the Common Shares may be listed, is greater than CDN$1.00 (the “Trigger Event”) provided that (a) the Corporation gives notice of the same in writing to the holder of the Warrants, and (b) the accelerated expiry date is a date which is not less than 30 calendar days after the date of such notice. For greater certainty, the twenty-day volume-weighted average trading price of the Common Shares shall be calculated by dividing the total value by the total volume of Common Shares traded (on all exchanges, including the TSX and such other exchange on which the Common Shares may be listed) for the twenty trading days immediately preceding the date of the Trigger Event.

The Units, the Common Shares, the Warrants and the Warrant Shares are hereinafter referred to together as the “Securities”.

Number of Units:	____________________________________________	Aggregate Subscription Amount: US$ _________________ (multiply # of Units by US$0.30)

Name and Signature of Subscriber
Individual Subscriber	Non-Individual Subscriber (e.g., Corporation)

(Print Name of Individual Subscriber)	(Print Name of Non-Individual Subscriber)

(Signature of Individual Subscriber)	(Signature of Authorized Signatory)

(Print Name and Official Capacity or Title of Signatory) The signatory represents that he has authority to bind the Subscriber.

ONLY IF the Subscriber is signing as agent or trustee for a principal (a “Disclosed Principal”) and is not purchasing as trustee or agent for accounts fully managed by it, so as to be deemed to be purchasing as principal pursuant to National Instrument 45-106, complete the following and, if applicable, ensure that all Schedules are completed on behalf of such Disclosed Principal:

_____________________________________________________________________________________________
(Name of Disclosed Principal and, if Disclosed Principal is not an individual, of the contact person of Disclosed Principal)

_____________________________________________________________________________________________
(Address and Telephone Number of Disclosed Principal or, if Disclosed Principal is not an individual, of the contact person of Disclosed Principal)

Address of Subscriber - Residential for Individual / Business for Non-Individual Subscriber

Address of Subscriber	(Telephone Number)

City, Province, Postal Code	(Facsimile Number)

(Email address)

REGISTRATION INSTRUCTIONS	DELIVERY INSTRUCTIONS
Register the Common Shares and Warrants as set forth below (only complete if different from above):	Deliver the Common Shares and Warrants as set forth below:

(Name)	(Name)

(Account reference, if applicable)	(Account reference, if applicable)

(Address)	(Contact Name)

(Address)

INFORMATION REGARDING THE SUBSCRIBER

Please check the appropriate box (and complete the required information, if applicable) in each section:

1.	Security Holdings. Prior to giving effect to the issuance of the securities being subscribed for under this Subscription Agreement, the Subscriber and all persons acting jointly and in concert with the Subscriber currently own, directly or indirectly, or exercise control or direction over (provide additional detail as applicable):
	☐	_________________ common shares of the Corporation and the following other kinds of rights and convertible securities (including but not limited to convertible debt, warrants and options) entitling the Subscriber to acquire additional common shares of the Corporation:

	☐	No shares of the Corporation or rights or securities convertible into shares of the Corporation.

2.	Insider Status. The Subscriber either:

☐           Is an “Insider” of the Corporation as defined in the Policies of the Exchange (as hereinafter defined) by virtue of being:

(a)	a director or executive officer of the Corporation;
(b)	a director or executive officer of a company that is an Insider or subsidiary of the Corporation;
(c)	a person that beneficially owns or controls, directly or indirectly, voting shares of the Corporation carrying more than 10% of the voting rights attached to all the Corporation’s outstanding voting shares; or
(d)	the Corporation itself if it holds any of its own securities.

☐            Is not an Insider of the Corporation.

3.	Pro Group Status. The Subscriber either:

Is a Member of the “Pro Group”, which is defined in the Rules of the Exchange as either individually or as a group:

1.	the member (i.e. a member of the Exchange under the Exchange requirements);
2.	employees of the member;
3.	partners, officers and directors of the member;
4.	affiliates of the member;
5.	such other persons as the Exchange may determine; and
6.	associates of any parties referred to in paragraphs 1 through 5 above.

☐            Is not a member of the Pro Group.

4.	Registrant Status. The Subscriber either:

☐            Is a “Registrant” as defined in the Securities Act (British Columbia) by virtue of being a person registered or required to be registered under the Securities Act (British Columbia.

☐            Is not a Registrant.

ACCEPTANCE:                                  The Corporation hereby accepts the subscription as set forth above on the terms and conditions contained in this Subscription Agreement.

________________________, 2018.

PROMIS NEUROSCIENCES INC.

By:

TERMS AND CONDITIONS OF SUBSCRIPTION FOR

UNITS OF PROMIS NEUROSCIENCES INC.

Terms of the Offering

1.                              The Subscriber acknowledges (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) that this subscription is subject to acceptance or rejection by the Corporation, in its sole and absolute discretion, in whole or in part. The parties agree that this Subscription and all money tendered herewith will be returned to the Subscriber, without interest or deduction, if this Subscription is not accepted by the Corporation.

2.                              The Subscriber acknowledges (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) that:

(a)             the Corporation is offering (the “Offering”) the Units on a private placement basis under the terms of this Subscription Agreement;

(b)             notwithstanding section 2(a) above, this Offering will not in any way restrict the Corporation from issuing additional securities of the Corporation at prices, on terms and in amounts as may be determined by the Corporation, in its sole and absolute discretion, including an amendment to the Offering to increase the size of the Offering; and

(c)             the issuance of the Units shall be subject to any conditions that may be imposed by the Exchange as part of the Exchange’s acceptance of the Offering, including, without limitation, in the event that the issuance of the Units hereunder may result in, or be part of a transaction that may result in:

(i)                 the issuance of listed Shares representing more than 25% of the number of Shares which are outstanding on a non-diluted basis prior to the Closing (the “25% Dilution Rule”);

(ii)                the issuance of listed Shares during any six month period to insiders representing more than 10% of the number of Shares which are outstanding on a non-diluted basis prior to the Closing (the “10% Insider Rule”); or

(iii)              the issuance of listed Shares that will materially affect control of the Corporation.

Representations and Warranties of the Corporation

3.                              The Corporation hereby represents and warrants to the Subscriber (and acknowledges that the Subscriber is relying thereon) that:

(a)            The Corporation is a duly amalgamated and validly subsisting corporation under the laws of Canada and has full corporate power and authority to perform each of its obligations as herein contemplated.

(b)            The Corporation is listed on the TSX (the “Exchange”) and as a result is subject to the rules and policies of the Exchange.

(c)            The Corporation is a “reporting issuer” in good standing under the securities laws of the provinces of Ontario, British Columbia and Alberta.

(d)            This Subscription Agreement, when accepted by the Corporation, will constitute a legal, valid and binding obligation of the Corporation enforceable in accordance with its terms.

(e)             The execution and delivery of, and the performance of the terms of this Subscription Agreement by the Corporation, including the issue of the Securities, does not and will not constitute a breach of or default under the constating documents of the Corporation or any law, regulation, order or ruling applicable to the Corporation or any agreement, contract or indenture to which the Corporation is a party or by which it is bound.

(f)             The Corporation is not a party to any actions, suits or proceedings which could materially affect its business or financial condition, and, as at the date hereof, no such actions, suits or proceedings have been threatened or, to the best of the Corporation’s knowledge, are pending, except as disclosed in information which has been filed by the Corporation with the various Canadian securities commissions under applicable securities legislation and the Exchange.

(g)            The sale, issuance and delivery of the Units at the closing (the “Closing”) will have been approved by all requisite corporate action on or before the Closing Date and, upon issue and delivery at the Closing, the Units will be validly issued as fully paid and non-assessable.

(h)            No order ceasing or suspending trading in the Securities nor prohibiting sale of the Securities has been issued to and is outstanding against the Corporation or its directors, officers or promoters and to the best of the Corporation’s knowledge no investigations or proceedings for such purposes are pending or threatened.

Acknowledgements, Warranties and Covenants of the Subscriber

4.                              The Subscriber acknowledges, warrants and agrees (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) that:

(a)            the Offering, of which this Subscription Agreement forms a part, is not subject to a minimum subscription level and as such, upon acceptance by the Corporation, subscription funds are immediately available for use by the Corporation;

(b)            no fractional Warrants shall be issued and the Corporation shall round down any fractional number of Warrants to the nearest whole number;

(c)            the Corporation may complete additional financings in the future which may have a dilutive effect on existing shareholders at such time, including a Subscriber hereunder;

(d)            it is aware of the characteristics of the Units, the risks relating to an investment therein and of the fact that it may not be able to resell the Securities except in accordance with limited exemptions under applicable securities legislation and regulatory policy until expiry of the applicable restriction period and compliance with the other requirements of applicable law, and it agrees that any certificates (or DRS) representing the Securities may bear the following legend indicating that the resale of such Securities is restricted:

“Unless permitted under securities legislation, the holder of this security must not trade the security before [that date that is 4 months and a day after the Closing Date].”

(e)            the Closing is subject to the terms of the conditional approval of the Exchange;

(f)             in addition to the compensation payable to the Placement Agent, as described in section 10, the Corporation may pay fees or issue finder warrants or both to one or more finders in accordance with the policies of the Exchange in connection with the Offering and subject to compliance with applicable securities laws;

(g)            the issuance of the Units shall be subject to any conditions that may be imposed by the Exchange as part of the Exchange’s acceptance of the Offering, including, without limitation, the conditions noted in paragraphs 4(h) and 4(i);

(h)            in the event that the issuance of the Units hereunder may result in, or be part of a transaction that may result in, either or both

(i)                  the issuance of listed Shares representing more than 25% of the number of Shares which are outstanding on a non-diluted basis prior to the Closing; or

(ii)                the issuance of listed Shares during any six month period to insiders representing more than 10% of the number of Shares which are outstanding on a non-diluted basis prior to the Closing;

the Exchange may require as a condition of its acceptance of the Offering that the Corporation obtain shareholder approval (excluding, in the case of the 10% Insider Rule, the votes attached to the Shares held by Insiders and their associates and affiliates); and

(i)             in the event that the issuance of the Units may result in, or be part of a transaction that may result in, the creation of a new “Insider” or a new “Control Person”, the Exchange may require as a condition of its acceptance of the Offering, that the Corporation obtain shareholder approval (excluding the votes attached to the Units held by the new Insider or new Control Person and its associates and affiliates) of the new Insider or new Control Person, as the case may be, prior to the issue of a portion or all of the Units.

5.                              The Subscriber (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) represents, warrants and covenants to the Corporation that:

(a)            it has been independently advised as to the restrictions with respect to trading in the Securities imposed by applicable securities legislation, and no representation has been made to it by or on behalf of the Corporation with respect thereto;

(b)            it has not received or been provided with, nor has it requested, nor does it have any need to receive, any prospectus or offering memorandum, or any other document describing the business and affairs of the Corporation which has been prepared for delivery to, and review by, prospective purchasers in order to assist it in making an investment decision in respect of the Units;

(c)            it has relied solely upon information publicly available on SEDAR (at www.sedar.com) relating to the Corporation and not upon any oral or written representation as to fact or otherwise made by or on behalf of the Corporation and it does not have knowledge of any “material fact” (as defined under applicable securities legislation) about the Corporation that has not been publicly disclosed;

(d)           the Subscriber is resident in the province set out in the “Subscriber’s Address”, which is the ordinary residence or place of business of the Subscriber and such beneficial purchaser, if applicable, and, if the Subscriber is a corporate entity, it was not created nor is it used solely for the purpose of acquiring the Units;

(e)            the Subscriber is purchasing the Units to be held for investment purposes only and not with a view to immediate resale or distribution and will not recall or otherwise transfer or dispose of the Units except in accordance with the provisions of applicable securities legislation;

(f)             if the Subscriber is purchasing the Units as principal for its own account, it is purchasing such Units for investment only and not for the benefit of any other person and not with a view to the resale or distribution of all or any of the Units;

(g)            if it is not purchasing as principal (and is not otherwise deemed to be purchasing as principal for the purposes of the applicable prospectus exemption under applicable provincial and territorial securities laws in Canada),

(i)                  it is duly authorized to enter into this Subscription Agreement and to execute all documentation in connection with the purchase on behalf of each beneficial purchaser, each of whom is purchasing as principal for its own account, not for the benefit of any other person, and not with a view to the resale or distribution of all or any of the Securities;

(ii)                it and each beneficial purchaser has provided to the Corporation all of the information required by pages 1 to 3 of this Subscription Agreement and it acknowledges that the Corporation may be required by law to disclose to certain regulatory authorities the identity of each beneficial purchaser of Units for whom it may be acting; and

(iii)              each of the principals complies with subparagraph (h)(ii);

(h)           the Subscriber is a U.S. Investor and:

(i)                  it is aware that none of the Securities have been nor will be registered under the United States Securities Act of 1933, as amended (“U.S. Securities Act”) and that these securities may not be offered or sold in the United States without registration under the U.S. Securities Act or compliance with requirements of an exemption from registration; and

(ii)                has completed Schedule I - U.S. Accredited Investor Certificate;

(i)             the Subscriber has no intention to distribute either directly or indirectly any of the Securities in the United States or to any U.S. Persons (as defined in Schedule I - U.S. Accredited Investor Certificate ) and is not subscribing as part of a scheme to avoid the registration requirements of the U.S. Securities Act;

(j)            it acknowledges that:

(i)                 no securities commission or similar regulatory authority has reviewed or passed on the merits of the Units;

(ii)                there is no government or other insurance covering the Units;

(iii)              there are risks associated with the purchase of the Units;

(iv)              there are restrictions on the Subscriber’s ability to resell the Securities and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with them before selling any of the Securities; and

(v)                the Corporation or its agent has advised the Subscriber that the Corporation is relying on an exemption from the requirements to provide the Subscriber with a prospectus and (except for Subscribers who qualify for a prospectus exemption herein by virtue of being advised by a registered dealer) to sell the Units through a person or company registered to sell securities under applicable provincial and territorial securities laws in Canada (including the Securities Act (Ontario) and, as a consequence of acquiring the Units pursuant to this exemption, certain protections, rights and remedies provided by the Acts, including statutory rights of rescission or damages, will not be available to the Subscriber;

(k)            if a corporation, partnership, unincorporated association or other entity, it has the legal capacity to enter into and be bound by this Subscription Agreement and further certifies that all necessary approvals of directors, shareholders, partners or otherwise have been given and obtained;

(l)            if an individual, it is of the full age of majority and is legally competent to execute this Subscription Agreement and take all action pursuant hereto;

(m)           this Subscription Agreement has been duly and validly authorized, executed and delivered by and constitutes a legal, valid, binding and enforceable obligation of the Subscriber;

(n)            in the case of a subscription by it for Units acting as agent for a disclosed principal, it is duly authorized to execute and deliver this Subscription Agreement and all other necessary documentation in connection with such subscription on behalf of such principal and this Subscription Agreement has been duly authorized, executed and delivered by or on behalf of, and constitutes a legal, valid and binding agreement of, such principal;

(o)            it acknowledges that no representation has been made to it:

(i)                  as to the future value or price of the Shares;

(ii)                that any person will resell or repurchase the Shares; or;

(iii)              that any person will refund the purchase price of the Shares;

(p)                it has such knowledge in financial and business affairs as to be capable of evaluating the merits and risks of its investment and it, or where it is not purchasing as principal, each beneficial purchaser, is able to bear the economic risk of loss of its investment;

(q)                it understands that the Units are being offered for sale only on a “private placement” basis and that the sale and delivery of the Units is conditional upon such sale being exempt from the requirements as to the filing of a prospectus or the preparation of an offering memorandum in prescribed form or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or delivering an offering memorandum in prescribed form and that certain protections, rights and remedies provided by applicable securities legislation, in connection with the filing of a prospectus may not be available to the Subscriber;

(r)                  if required by applicable securities legislation, regulations, rules, policies or orders or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute, deliver, file and otherwise assist the Corporation in filing, such reports, undertakings and other documents with respect to the issue of the Units as may be required, including, without limitation a U.S. accredited investor, a representation letter in the form attached as Schedule I;

(s)                 the entering into of this Subscription Agreement and the transactions contemplated hereby will not result in a violation of any of the terms or provisions of any law applicable to the Subscriber, or if the Subscriber is not a natural person, any of the Subscriber’s constating documents, or any agreement to which the Subscriber is a party or by which it is bound;

(t)                  the funds representing the Aggregate Subscription Amount which will be advanced by the Subscriber hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) Act (Canada) and the Subscriber acknowledges that the Corporation may in the future be required by law to disclose the Subscriber’s name and other information relating to this Subscription Agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the Proceeds of Crime (Money Laundering) Act (Canada) and to the best of the Subscriber’s knowledge (i) none of the subscription funds to be provided by the Subscriber (A) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States of America, or any other jurisdiction, or (B) are being tendered on behalf of a person or entity who has not been identified to the Subscriber, and (ii) it shall promptly notify the Corporation if the Subscriber discovers that any of such representations ceases to be true, and to provide the Corporation with appropriate information in connection therewith;

(u)                the Corporation’s counsel, McMillan LLP, is acting solely for the Corporation and in connection with the Offering and the Subscriber may not rely upon McMillan LLP in any respect. The Subscriber acknowledges that it has been encouraged to and should obtain independent legal, income tax and investment advice with respect to its subscription for Units and accordingly, has been independently advised as to the meanings of all terms contained herein relevant to the Subscriber for the purposes of giving representations, warranties and covenants under this Subscription Agreement;

(v)                the information provided by the Subscriber on pages 1, 2 and 3 of this Subscription Agreement and under the heading “Information Regarding The Subscriber” is true and correct in all material respects and will be true and correct as of the Closing Date;

(w)               it does not act jointly or in concert with any other Subscriber under the Offering for the purposes of the acquisition of the Units;

(x)                it will not resell the Securities or any of them, except in accordance with the provisions of applicable securities legislation and stock exchange rules, if applicable, in the future;

(y)                the delivery of this subscription, the acceptance hereof by the Corporation and the issuance of the Units to the Subscriber complies with all applicable laws of the Subscriber’s jurisdiction of residence and domicile and will not cause the Corporation or any of its officers or directors to become subject to or require any disclosure, prospectus or other reporting requirement;

(z)                 the Corporation may complete additional financings in the future in order to develop the business of the Corporation and to fund its ongoing development; there is no assurance that such financings will be available and, if available, on reasonable terms; any such future financings may have a dilutive effect on current securityholders, including the Subscriber; and if such future financings are not available, the Corporation may be unable to fund its ongoing development and the lack of capital resources may result in the failure of its business venture; and

(aa)              the Subscriber is capable of assessing the proposed investment as a result of the Subscriber’s financial experience or as a result of advice received from a registered person other than the Corporation or any affiliates thereof.

Closing

6.                                  The Subscriber agrees to deliver to the Corporation, not later than the Closing Time: (a) this duly completed and executed Subscription Agreement, including all applicable Schedules hereto and Appendices thereto; and (b) the Aggregate Subscription Amount subscribed for under this Subscription Agreement in accordance with the Instructions on the Cover Page or payment of the same amount in such other manner as is acceptable to the Corporation. If payment is made in a currency other than Canadian dollars, the Subscriber acknowledges and agrees that it shall be responsible to make up for any deficiency in the payment of the Aggregate Subscription Price as a result of the exchange of such funds into Canadian dollars.

7.                                  The sale of the Units pursuant to this Subscription Agreement will be completed at the offices of McMillan LLP, the Corporation’s counsel, in Vancouver, British Columbia at 10:00 a.m. (Vancouver time) or such other time as the Corporation may determine (the “Closing Time”) on such date (the “Closing Date”) the Corporation may determine within 45 days of its acceptance of this Subscription Agreement. The Corporation may complete the Offering in one or more Closings. At the Closing Time, the Corporation will deliver, or cause to be delivered, according to the instructions set out under Delivery Instructions herein the certifcates (or DRS) representing the Units as registered in the name of the Subscriber or its nominee as set out under Registration Instructions provided that the Subscriber shall have delivered to the Corporation the completed Subscription Agreement and the Aggregate Subscription Amount.

8.                                  The obligations of the parties hereunder are subject to acceptance of the terms of the Offering by the Exchange.

9.                                  The Corporation shall be entitled to rely on delivery of a copy of executed subscriptions by electronic means, and acceptance by the Corporation of such electronic subscriptions (including, without limitation by facsimile or email delivery) shall be legally effective to create a valid and binding agreement between the Subscriber and the Corporation in accordance with the terms hereof. Prior to Closing, any funds advanced to the Corporation on account of the Aggregate Subscription Amount shall constitute a non-interest bearing loan to the Corporation, which loan shall be due and payable to the Subscriber on the request of the Subscriber in the event that the Closing does not occur within 90 days of its acceptance of this Subscription Agreement.

Privacy Legislation

(a)                                The Subscriber acknowledges and consents to the fact that the Corporation is collecting the Subscriber’s (and any Disclosed Principal for whom the Subscriber is acting hereunder) personal information (as that term is defined under applicable privacy legislation, including, without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar replacement or supplemental provincial or federal legislation or laws in effect from time to time) for the purpose of completing the Subscriber’s subscription. The Subscriber acknowledges and consents to the Corporation retaining the personal information for so long as permitted or required by applicable law or business practices. The Subscriber further acknowledges and consents to the fact that the Corporation may be required by applicable securities legislation, stock exchange rules and/or Investment Industry Regulatory Organization of Canada rules to provide regulatory authorities with any personal information provided by the Subscriber respecting itself (and any Disclosed Principal for whom the Subscriber is acting hereunder). The Subscriber represents and warrants that it has the authority to provide the consents and acknowledgements set out in this paragraph on behalf of all Disclosed Principals for whom the Subscriber is acting. In addition to the foregoing, the Subscriber agrees and acknowledges that the Corporation may use and disclose the Subscriber’s personal information, or that of each Disclosed Principal for whom the Subscriber is acting hereunder, as follows:

(i)                  for internal use with respect to managing the relationships between and contractual obligations of the Corporation and the Subscriber or any Disclosed Principal for whom the Subscriber is acting hereunder;

(ii)                for use and disclosure to the Corporation’s transfer agent and registrar;

(iii)               for use and disclosure for income tax related purposes, including without limitation, where required by law, disclosure to Canada Revenue Agency;

(iv)               disclosure to securities regulatory authorities (including the TSX) and other regulatory bodies with jurisdiction with respect to reports of trade and similar regulatory filings;

(v)                disclosure to a governmental or other authority (including the TSX) to which the disclosure is required by court order or subpoena compelling such disclosure and where there is no reasonable alternative to such disclosure;

(vi)               disclosure to professional advisers of the Corporation in connection with the performance of their professional services;

(vii)              disclosure to any person where such disclosure is necessary for legitimate business reasons and is made with the Subscriber’s prior written consent;

(viii)             disclosure to a court determining the rights of the parties under this Subscription Agreement; or

(ix)               for use and disclosure as otherwise required or permitted by law.

The Subscriber further acknowledges and agrees that the TSX collects personal information in forms submitted by the Corporation, which will include personal information regarding the Subscriber. The Subscriber agrees that the TSX may use this information in the manner provided for in Appendix 6A to the TSX Company Manual, a copy of which may be viewed at the TSX website, www.tsx.com and is incorporated herein by reference. The Subscriber further acknowledges that the securities regulatory authorities, including, without limitation, the British Columbia Securities Commission, the Alberta Securities Commission and the Ontario Securities Commission, collect personal information in forms submitted to it by the Corporation, including information about the Subscriber, the Subscriber’s address and contact information, and the Subscriber’s subscription. The Subscriber acknowledges that any such securities commission is entitled to collect the information under authority granted to each respective regulatory authority under applicable securities legislation for the purpose of administration and enforcement of the applicable securities legislation. The Subscriber acknowledges that it may obtain information regarding the collection of this information by contacting, in the case of the British Columbia Securities Commission, British Columbia Securities Commission, P.O. Box 10142, Pacific Centre, 701 West Georgia Street, Vancouver, British Columbia, V7Y 1L2, Telephone: (604) 899-6500 or (800) 373-6393, Facsimile: (604) 899-6581, in the case of the Alberta Securities Commission, Alberta Securities Commission, Suite 600, 250 – 5th St. SW, Calgary, Alberta, T2P 0R4, Telephone: (403) 355-4151, Facsimile: (403) 297-6156, and, in the case of the Ontario Securities Commission, the Administrative Assistant to the Director of Corporate Finance, Ontario Securities Commission, Suite 1903, Box 5520, Queen Street West, Toronto, Ontario M5H 3S8, Telephone: (416) 593-3682, Facsimile: (416) 593-8252. The Subscriber consents to the collection of personal information by the applicable securities regulatory authorities, including, without limitation, the British Columbia Securities Commission, the Alberta Securities Commission and the Ontario Securities Commission.

Placement Agent Compensation

10.                                Subscriber understands and acknowledges that the Corporation has engaged the services of the NOBLE Capital Markets (the “Placement Agent”) pursuant to a certain placement agent agreement, whereby the Placement Agent has agreed to act as the Corporation’s placement agent in connection with the sale of Securities to U.S. based purchasers. As compensation for the Placement Agent’s services, the Corporation will pay the Placement Agent as follows: (i) a payment of a one-time non-refundable US $[***] retainer fee; (ii) at each closing of any sale of Securities to U.S. based purchasers, a cash fee equal to [***]% of the aggregate gross proceeds (the “Placement Fee”) received by the Corporation from a sale of securities, and (iii) warrants to purchase shares of common stock equal to the aggregate gross proceeds received from a sale of Securities to the Corporation divided by the price at which the Corporation’s stock was sold to the investors(s) at each Closing multiplied by [***]%. Such warrants shall have a term of 5 years, and will be exercisable at the Market Price (as determined on the relevant date in accordance with TSX policies), and will be transferable to Placement Agent employees and affiliates. Placement Agent shall be granted piggy-back registration rights with respect to the Securities underlying such warrants in the event that the Corporation files a registration statement with SEC and becomes a public reporting company in the United States prior to the expiration of the holding period under the U.S. Securities Act.

11.                                The Corporation will pay all of its reasonable costs relating to the Offering contemplated hereby, including, without limitation, audit expenses, issuance costs and taxes, and legal fees for the Placement Agent (up to a maximum of $[***]) related to the preparation of the offering documents, up to a maximum of $[***].

General

12.                                The Subscriber agrees that the representations, warranties and covenants of the Subscriber herein will be true and correct both as of the execution of this Subscription Agreement and as of the Closing Time and will survive the issuance of the Units. The representations, warranties and covenants of the Subscriber herein are made with the intent that they be relied upon by the Corporation in determining the eligibility of a purchaser of Units and the Subscriber agrees to indemnify the Corporation against all losses, claims, costs, expenses and damages or liabilities which it may suffer or incur which are caused or arise from an inaccuracy or breach thereof and reliance thereon. The Subscriber undertakes to immediately notify the Corporation by written notice to ProMIS Neurosciences Inc. sent to its office at 1920 Yonge Street, Suite 200, Toronto, ON M4S 3E2 or by email to [***] of any change in any statement or other information relating to the Subscriber set forth herein which takes place prior to the Closing Time.

13.                                The Subscriber acknowledges and agrees that all costs incurred by the Subscriber (including any fees and disbursements of any counsel retained by the Subscriber) relating to the sale of the Units to the Subscriber shall be borne by the Subscriber.

14.                                The Subscriber acknowledges that upon a subscription being accepted by the Corporation, the Corporation will, subject to the terms and conditions set out herein, issue to the Subscriber certificates (or DRS) evidencing the Subscriber’s ownership of the Units.

15.                                The terms and provisions of this Subscription Agreement shall be binding upon and enure to the benefit of the Subscriber and the Corporation and their respective heirs, executors, administrators, successors and permitted assigns

16.                                The contract arising out of this Subscription Agreement and all documents relating thereto shall be governed by and construed in accordance with the laws of the Province of British Columbia and the federal laws of Canada applicable therein. The parties irrevocably attorn to the exclusive jurisdiction of the courts of the Province of British Columbia.

17.                                Time is of the essence of this Subscription Agreement.

18.                                Neither party to this Subscription Agreement may assign all or part of its interest in or to this Subscription Agreement without the consent in writing of the other party hereto, except for the assignment by a Subscriber who is acting as nominee or agent to the beneficial owner and as otherwise herein provided.

19.                                This Subscription Agreement represents the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein. Neither this Subscription Agreement nor any provision hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

20.                                The covenants, representations and warranties contained herein shall survive the closing of the transactions contemplated hereby.

21.                                In this Subscription Agreement (including attachments), references to “$” or “Cdn. $” are to Canadian dollars.

22.                                The parties hereto acknowledge and confirm that they have requested that this Subscription Agreement as well as all notices and other documents contemplated hereby be drawn up in the English language.

Les parties aux présentes reconnaissent et confirment qu’elles ont convenu que la présente convention de souscription ainsi que tous les avis et documents qui s’y rattachent soient rédigés dans la langue anglaise.

SCHEDULE I

U.S. ACCREDITED INVESTOR CERTIFICATE

In connection with the purchase of Units of ProMIS Neurosciences Inc. (the “Corporation”) by the undersigned Subscriber, or if applicable, the principal on whose behalf the undersigned is purchasing as agent, the Subscriber and the Corporation agree that Unit Subscription Agreement is amended (I) to attach this Certificate thereto and (II) to the extent of any inconsistencies with the Unit Subscription Agreement, have the provisions of this Certificate prevail to the extent of any inconsistencies with the Unit Subscription Agreement.

For the purposes of this Certificate, a “U.S. Investor” is: (a) any person who is, or who is purchasing Units for the account of or benefit of, a U.S. Person or a person in the United States; (b) any person who was offered Units in the United States; or (c) any person who executed or delivered the Subscription Agreement to which this Certificate is attached in the United States. A “U.S. Person” has the meaning assigned in Rule 902(k) of Regulation S (“Regulation S”) under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), which definition includes: (a) any natural person resident in the United States; (b) any partnership or corporation organized or incorporated under the laws of the United States; (c) any trust of which any trustee is a U.S. Person; (d) any partnership or corporation organized outside the United States by a U.S. Person principally for the purpose of investing in securities not registered under the U.S. Securities Act, unless it is organized or incorporated, and owned, by accredited investors (within the meaning assigned in Rule 501(a) of Regulation D (“Regulation D”) under the U.S. Securities Act) who are not natural persons, estates or trusts; (e) any estate of which any executor or administrator is a U.S. person.

Capitalized terms not specifically defined in this Certificate will have the meaning ascribed to them in the Subscription Agreement to which this Certificate is attached.

The Subscriber covenants, represents and warrants to the Corporation that:

(a)	it understands (A) that the Units, the underlying Common Shares and Warrants, and the Warrant Shares (together with the Common Shares and Warrants, the “Securities”), have not been and will not be registered under the U.S. Securities Act or the securities laws of any state of the United States; and (B) the offer and sale contemplated hereby is being made in reliance on an exemption from such registration requirements in reliance on Rule 506(b) of Regulation D under the U.S. Securities Act and/or Section 4(a)(2) of the U.S. Securities Act;

(b)	it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Units and it is able to bear the economic risk of loss of its entire investment;

(c)	the Corporation has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the Private Placement, and it has had access to such information concerning the Corporation (including access to the Corporation’s public filings available on the Internet at www.sedar.com) as it has considered necessary or appropriate in connection with its investment decision to acquire the Units, and that any answers to questions and any request for information have been complied with to the Subscriber’s satisfaction;

(d)	it is acquiring the Units for its own account, or for the account of one or more persons for whom it is exercising sole investment discretion, (a “Beneficial Purchaser”), for investment purposes only and not with a view to resale or distribution and, in particular, neither it nor any Beneficial Purchaser for whose account it is purchasing the Units has any intention to distribute either directly or indirectly the Securities in the United States or to, or for the account or benefit of, a U.S. Person or person in the United States; provided, however, that this paragraph shall not restrict the Subscriber from selling or otherwise disposing of such Securities pursuant to registration thereof pursuant to the U.S. Securities Act and any applicable state securities laws, or under an exemption from such registration requirements;

(e)	the address of the Subscriber set out on the front page of the Subscription Agreement is the true and correct principal address of the Subscriber and can be relied on by the Corporation for the purposes of state blue-sky laws and the Subscriber has not been formed for the specific purpose of purchasing the Units;

(f)	it has not purchased the Units as a result of any form of general solicitation or general advertising (as those terms are used in Regulation D), including advertisements, articles, press releases, notices or other communications published in any newspaper, magazine or similar media or on the Internet, or broadcast over radio or television, or the Internet or other form of telecommunications, including electronic display, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(g)	it acknowledges that the Securities are “restricted securities”, as such term is defined in Rule 144(a)(3) under the U.S. Securities Act, and may not be offered, sold, pledged, or otherwise transferred, directly or indirectly, without prior registration under the U.S. Securities Act and applicable state securities laws, and it agrees that if it decides to offer, sell, pledge or otherwise transfer, directly or indirectly, any of the Securities absent such registration, it will not offer, sell, pledge or otherwise transfer, directly or indirectly, such Securities, directly or indirectly, except (i) to the Corporation, (ii) outside the United States in an “offshore transaction” meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act, if available, and in compliance with applicable local laws and regulations, (iii) in compliance with the exemption from the registration requirements under the U.S. Securities Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities or “blue sky” laws, or (iv) in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and, in the case of each of (iii) and (iv) it has prior to such sale furnished to the Corporation an opinion of counsel in form and substance reasonably satisfactory to the Corporation stating that such transaction is exempt from registration under applicable securities laws and that the legend referred to in paragraph (h) below may be removed.

(h)	it acknowledges that the certifcates (or DRS) representing the Common Shares and Warrant Shares, as well as all certifcates (or DRS) issued in exchange therefor or in substitution thereof, until such time as is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws, will bear, on the face of such certifcate (or DRS), the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO THE COMPANY; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ALL LOCAL LAWS AND REGULATIONS; (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF CLAUSE (C) OR (D), THE SELLER FURNISHES TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY TO SUCH EFFECT.

THE PRESENCE OF THIS LEGEND MAY IMPAIR THE ABILITY OF THE HOLDER HEREOF TO EFFECT “GOOD DELIVERY” OF THE SECURITIES REPRESENTED HEREBY ON A CANADIAN STOCK EXCHANGE.”

provided, that if the Common Share or the Warrant Shares are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S and such Securities were issued at a time when the Corporation qualifies as a “foreign issuer” (as defined in Regulation S), the legend set forth above may be removed by providing a declaration to the registrar and transfer agent of the Corporation, as set forth in Appendix “A” attached hereto (or in such other form as the Corporation may prescribe from time to time); and provided, further, that, if the Common Shares or Warrant Shares are being sold otherwise than in accordance with Rule 904 of Regulation S and other than to the Corporation, the legend may be removed by delivery to the registrar and transfer agent and the Corporation of an opinion of counsel of recognized standing in form and substance satisfactory to the Corporation that such legends are no longer required under applicable requirements of the U.S. Securities Act or state securities laws;

(i)	it understands and acknowledges that the Corporation is not obligated to remain a “foreign issuer” within the meaning of Regulation S;

(j)	it acknowledges that the certificates representing Warrants, as well as all certificates issued in exchange therefor or in substitution thereof, until such time as is no longer required under the applicable requirements of the U.S. Securities Act or applicable state securities laws, will bear, on the face of such certifcate (or DRS), the following legend:

“THE WARRANTS REPRESENTED HEREBY AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, ONLY (A) TO THE COMPANY; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN ACCORDANCE WITH ALL LOCAL LAWS AND REGULATIONS; (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS, AND, IN THE CASE OF CLAUSE (C) OR (D), THE SELLER FURNISHES TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY TO SUCH EFFECT.

THE WARRANTS REPRESENTED HEREBY MAY NOT BE EXERCISED BY OR ON BEHALF OF A U.S. PERSON OR A PERSON IN THE UNITED STATES UNLESS THE SECURITIES ISSUABLE UPON EXERCISE OF THE WARRANTS HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR EXEMPTIONS FROM SUCH REGISTRATION REQUIREMENTS ARE AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.”

(k)	it understands and acknowledges that (A) if the Corporation is deemed to have been at any time previously an issuer with no or nominal operations and no or nominal assets other than cash and cash equivalents, Rule 144 under the U.S. Securities Act may not be available for resales of the Securities, and (B) the Corporation is not obligated to make Rule 144 under the U.S. Securities Act available for resales of such Securities;

(l)	it understands and agrees that there may be material tax consequences to the Subscriber of an acquisition, disposition or exercise of any of the Securities. The Corporation gives no opinion and makes no representation with respect to the tax consequences to the Subscriber under United States, state, local or foreign tax law of the undersigned’s acquisition or disposition of such Securities. In particular, no determination has been made whether the Corporation will be a “passive foreign investment company” within the meaning of Section 1297 of the United States Internal Revenue Code of 1986, as amended;

(m)	it understands and agrees that the financial statements of the Corporation have been prepared in accordance with International Financial Reporting Standards as issued by the International Accounting Standards Board, and therefore may be materially different from financial statements prepared in accordance with U.S. generally accepted accounting principles and may not be comparable to financial statements of United States companies;

(n)	it consents to the Corporation making a notation on its records or giving instruction to the registrar and transfer agent of the Corporation in order to implement the restrictions on transfer set forth and described herein;

(o)	it understands and acknowledges that the Corporation is incorporated outside the United States, consequently, it may be difficult to provide service of process on the Corporation and it may be difficult to enforce any judgment against the Corporation;

(p)	it understands that the Corporation does not have any obligation to register the Securities under the U.S. Securities Act or any applicable state securities laws or to take action so as to permit resales of the Securities. Accordingly, the Subscriber understands that absent registration, the Subscriber may be required to hold the Securities indefinitely. As a consequence, the Subscriber understands that it must bear the economic risks of the investment in the Securities for an indefinite period of time; and

(q)	it, and if applicable, each Beneficial Purchaser for whose account it is purchasing the Units, is an “accredited investor” as defined in Rule 501(a) of Regulation D by virtue of satisfying one or more of the categories indicated below (please hand-write your initial on the appropriate lines and write “SUB” for the criteria the Subscriber meets and “BEN” for the criteria any persons for whose account or benefit the Subscriber is purchasing the Shares meets):

Category 1.	A bank, as defined in Section 3(a)(2) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or
Category 2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act, whether acting in its individual or fiduciary capacity; or
Category 3.	A broker or dealer registered pursuant to Section 15 of the U.S. Securities Exchange Act of 1934; or
Category 4.	An insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; or
Category 5.	An investment company registered under the Investment Company Act of 1940; or

Category 6.	A business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940; or
Category 7.	A small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; or
Category 8.	A plan established and maintained by a state, its political subdivision or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with assets in excess of U.S. $5,000,000; or
Category 9.	An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company or registered investment advisor, or an employee benefit plan with total assets in excess of U.S. $5,000,000 or, if a self-directed plan, the investment decisions are made solely by persons who are accredited investors; or
Category 10.	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940; or
Category 11.	An organization described in Section 501(c)(3) of the Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of U.S. $5,000,000; or
Category 12.	A director, executive officer or general partner of the Corporation; or
Category 13.	A natural person whose individual net worth, or joint net worth with that person’s spouse, exceeds U.S. $1,000,000 (for the purposes of calculating net worth, (i) the person’s primary residence shall not be included as an asset; (ii) indebtedness that is secured by the person’s primary residence, up to the estimated fair market value of the primary residence at the time of the sale of the securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of the sale of the securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess shall be included as a liability); and (iii) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the primary residence shall be included as a liability); or
Category 14.	A natural person who had an individual income in excess of U.S. $200,000 in each year of the two most recent years or joint income with that person’s spouse in excess of U.S. $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or
Category 15.	A trust, with total assets in excess of U.S. $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under Regulation D; or
Category 16.	An entity in which each of the equity owners meets the requirements of one of the above categories – if this alternative is selected, identify each equity owner and provide statements from each demonstrating how they qualified as an accredited investor.

Dated _______________, 2018.

X
Signature of individual (if Subscriber is an individual)

X
Authorized signatory (if Subscriber is not an individual)

Name of Subscriber (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)

__________

Appendix “A” to CERTIFICATE

Form of Declaration for Removal of Legend –
Rule 904 Under the U.S. Securities Act of 1933

To:	ProMIS Neurosciences Inc. (the “Corporation”)

To:	Computershare Trust Company of Canada, as registrar and transfer agent for the common shares of the Corporation.

The undersigned (A) acknowledges that the sale of _________________ common shares of the Corporation to which this declaration relates, represented by certifcate (or DRS) number _______________, is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and (B) certifies that (1) the undersigned (a) is not an “affiliate” of the Corporation, as that term is defined in Rule 405 under the U.S. Securities Act, or is an affiliate solely by virtue of being an officer or director of the Corporation, (b) is not a “distributor” as defined in Regulation S, and (c) is not an affiliate of a distributor; (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believed that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of the Toronto Stock Exchange, the TSX Venture Exchange or any other “designated offshore securities market”, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any affiliate of the seller nor any person acting on their behalf has engaged or will engage in any directed selling efforts in the United States in connection with the offer and sale of such securities; (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as that term is defined in Rule 144(a)(3) under the U. S. Securities Act); (5) the seller does not intend to replace such securities with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions, which, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the U. S. Securities Act. Terms used herein have the meanings given to them by Regulation S under the U.S. Securities Act.

Dated __________________, 20______.

X
Signature of individual (if Seller is an individual)

X
Authorized signatory (if Seller is not an individual)

Name of Seller (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)

Affirmation by Seller’s Broker-Dealer
(Required for sales pursuant to Section (B)(2)(b) in Appendix “A” to Certificate above)

We have read the representation letter of ____________ (the “Seller”) dated _______________, pursuant to which the Seller has requested that we sell, for the Seller's account, ____________________ common shares of the Corporation represented by certifcate (or DRS) number _________________ (the “Shares”). We have executed sales of the Shares pursuant to Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), on behalf of the Seller. In that connection, we hereby represent to you as follows:

(1)	no offer to sell the Shares was made to a person in the United States;

(2)	the sale of the Shares was executed in, on or through the facilities of the Toronto Stock Exchange, the TSX Venture Exchange or another “designated offshore securities market” (as defined in Regulation S under the U.S. Securities Act), and, to the best of our knowledge, the sale was not pre-arranged with a buyer in the United States;

(3)	no “directed selling efforts” were made in the United States by the undersigned, any affiliate of the undersigned, or any person acting on behalf of the undersigned; and

(4)	we have done no more than execute the order or orders to sell the Shares as agent for the Seller and will receive no more than the usual and customary broker’s commission that would be received by a person executing such transaction as agent.

For purposes of these representations: “affiliate” means a person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the undersigned; “directed selling efforts” means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the Shares (including, but not be limited to, the solicitation of offers to purchase the Shares from persons in the United States); and “United States” means the United States of America, its territories or possessions, any State of the United States, and the District of Columbia.

Legal counsel to the Corporation shall be entitled to rely upon the representations, warranties and covenants contained in this letter to the same extent as if this letter had been addressed to them.

Dated ___________________.

Name of Firm

By:

Title: